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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 29, 2005
(Date of earliest event reported)

WASHINGTON GROUP INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-12054	33-0565601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 PARK BOULEVARD, BOISE, IDAHO 83712
(Address of principal executive offices, including zip code)

208 / 386-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

        This current report on Form 8-K includes information relating to the participation of Washington Group International, Inc. in two contract awards announced by the U.S. Department of Energy (DOE) last week. The company issued news releases relating to these contracts on March 23, 2005.

        The River Corridor Closure Contract at the DOE's Hanford site in southeastern Washington will be performed by Washington Closure LLC, a limited liability company owned by Washington Group International, Bechtel National and CH2M Hill. This contract has a cost plus incentive fee pricing arrangement, and is valued by the DOE at approximately $1.9 billion over seven years. Washington Group International will account for its share of the contract under "agency" accounting principles. The company uses "agency" accounting on contracts where it acts as an agent for the client and is not deemed to be "at risk." Under "agency" accounting, the company recognizes only its portion of the incentive fee as revenue. The company will record its portion of the incentive fee pro rata in proportion to its ownership in the LLC.

        The Idaho Cleanup Project at the DOE's site in eastern Idaho will be performed by CH2M-WG Idaho LLC, a limited liability company owned by CH2M Hill and Washington Group International. This contract is valued by the DOE at $2.9 billion over seven years. Washington Group International will not apply "agency" accounting to this contract because the contractual relationship with the client is deemed an "at risk" relationship. The company's share of both the costs and fees will be recognized as revenue, and the company's share of the costs will be expensed. The company will record its portion of the costs and fees pro rata in proportion to its ownership in the LLC.

        This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are identified by the use of forward-looking terminology such as will, expects and potential, or the negative thereof or other variations thereof. Such forward-looking statements are necessarily based on assumptions and estimates of management and are inherently subject to various risks and uncertainties. Actual results may vary materially as a result of difficulties or delays experienced in the execution of the two contracts discussed in this current report on Form 8-K, changes or developments in social, economic, business market, legal, and regulatory circumstances or conditions, both domestically and globally, as well as due to actions by our customers, clients, suppliers, business partners, or government bodies. Our performance under the two contracts discussed in this current report on Form 8-K is subject to other risks and uncertainties, including those contained under the captions "Note Regarding Forward-looking Information" and "Item 1. Business—Risk Factors" in Washington Group's annual report on Form 10-K for the year ended December 31, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.
By:	/s/ CRAIG G. TAYLOR
Name:	Craig G. Taylor
Title:	Corporate Secretary

Dated: March 29, 2005

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  Item 7.01 Regulation FD Disclosure.
SIGNATURES